Property and Equipment, Net (Tables)	6 Months Ended
Oct. 31, 2025
Property and Equipment, Net [Abstract]
Schedule of Property and Equipment, Net

Property and equipment, net consist of the following:

	As of April 30, 2025	As of October 31, 2025
	JPY	JPY	USD
		(Unaudited)	(Unaudited)
At cost:
Office equipment	3,994,348	3,994,348	25,929
Total	3,994,348	3,994,348	25,929
Accumulated depreciation	(3,066,490)	(3,375,156)	(21,910)
Property and equipment, net	927,858	619,192	4,019